Exhibit 99.1

Investor Presentation As of June 30, 2018

2 » Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through June 30, 2018, approximately $14.8 billion in contracts originated » From 2002 – 2011, four mergers and acquisitions aggregating $822.3 million » Irvine, California operating headquarters; Branches in Nevada, Illinois, Virginia and Florida » Approximately 1,013 employees » $859.1 million contract originations in 2017; $425.3 million contract originations in six months ended June 30, 2018 » $2.3 billion outstanding managed portfolio at June 30, 2018

3 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 Total Managed Portfolio ($ in mm) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 Pretax Income ($ in mm ) $50 $100 $150 $200 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% 2.0% Return on Managed Assets (1)

4 CPS Systems Proprietary Applications Credit Decisioning AOA / DOA Underwriting Servicing and Collections System Auto Dialer –Workflow Management Receivables Accounting System Credit Application Servicing Activities –Five Branch Locations Decline or Approval / Pricing Credit Bureaus Underwriting Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

5 » Recent results reflect upward tick in cost of funds due to rising interest rate environment. (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. June 30, 2018 June 30, 2017 December 31, 2017 December 31, 2016 Interest Income 16.7% 18.4% 18.2% 18.4% Servicing and Other Income 0.4% 0.4% 0.4% 0.6% Interest Expense (4.3%) (4.0%) (4.0%) (3.6%) Net Interest Margin 12.7% 14.8% 14.7% 15.4% Provision for Credit Losses (6.1%) (8.3%) (8.0%) (8.0%) Core Operating Expenses (5.8%) (5.2%) (5.3%) (5.1%) Pretax Return on Assets 0.8% 1.4% 1.4% 2.2% Quarter Ended Twelve Months Ended

U.S. Auto Finance Market

U.S. Auto Finance Market

$1.1 trillion in auto loans outstanding as of Q2 2018 (1)

Approximately $151.7 billion in new auto loans in Q2 2108 (2)

Approximately 41% of Q2 2018 auto loans originated were below "prime" (credit score less than 660) (1)

Historically fragmented market

Few dominant long-term players

Significant barriers to entry

Other National Industry Players

Santander Consumer USA

GM Financial/AmeriCredit

Capital One

Chase Custom

Wells Fargo

Westlake Financial

Credit Acceptance Corp.

Exeter Finance Corp.

(1) According to Experian Automotive.

(2) According to Consumer Financial Protection Bureau

6

» Purchasing contracts from dealers in 48 states across the U.S. » As of June 30, 2018 had 79 employee marketing representatives » Primarily factory franchised dealers 7 (1) Under the CPS programs for contracts purchased during first six months of 2018. 79% 21% Contract Purchases (1) Factory Franchised Independents

$284 $297 $9 $113 $552 $764 $945 $425 $0 $200 $400 $600 $800 $1,000 $1,200 ($ in millions) $1,089 8 » Since inception through June 30, 2018 the Company has originated approximately $14.8 billion in contracts $1,061 $859

$2,329 $0 $500 $1,000 $1,500 $2,000 $2,500 $898 ($ in millions) $2,308 $1,195 $756 $795 $1,231 $1,644 $2,031 9 » Decline through 2010 was the result of the financial crisis $ 2,334

0% 4% 8% 12% 16% 20% 24% Model Years of Current Year Production 10 • 24% New • 76% Pre - owned • 45% Domestic • 55% Imports Primarily late model, pre - owned vehicles (1) Under the CPS programs for contracts purchased during first half of 2018

11 » CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum (1) Under the CPS programs for contracts purchased during first half of 2018. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 12.32% $20,281 $80,465 8.5 610 4% Super Alpha 14.69% $19,937 $72,557 7.6 586 8% Alpha Plus 16.60% $18,740 $61,280 6.1 578 20% Alpha 18.80% $16,856 $52,272 5.2 577 43% Standard 21.64% $13,711 $46,044 3.7 576 12% Mercury / Delta 22.51% $13,233 $43,498 3.2 561 8% First Time Buyer 21.60% $12,131 $36,452 2.1 580 4% Bravo 22.09% $12,220 $43,331 2.8 547 1% Overall 18.50% $16,425 $53,632 5.1 575 100%

• Average age 43 years • Average time in job 5 years • Average time in residence 6 years • Average credit history 12 years • Average household income $56,632 per year • Percentage of homeowners 21% Borrower : • Average amount financed $16,101 • Weighted average monthly payment $437 • Weighted average term 69 months • Weighted average APR 18.9% • Average LTV 111.9 % Contract: 12 (1) Under the CPS programs for contracts purchased during first half of 2018.

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Uses both criteria and proprietary scorecards in credit and pricing decisions » Pre - funding verification of employment, income and residency » Protects against potential fraud 13 Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date » Early stage workload supplemented by automated intelligent predictive dialer, text message reminders and two - way text message communications. » Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

» $300 million in interim funding capacity through three credit facilities » $100 million with Fortress; revolves to April 2019, due in April 2021 » $100 million with Citibank; revolves to August 2018, due in August 2019 » $100 million with Ares / Credit - Suisse; revolves to November 2019, due in November 2021 » Regular issuer of asset - backed securities, providing long - term matched funding » $12.9 billion in 79 deals from 1994 through July 2018. » Completed 29 senior subordinated securitizations since the beginning of 2011. » In July 2018 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 4.18%. » At June 30, 2018, total corporate debt of $15.8 million in subordinated unsecured retail notes. » May 2018, $40 million residual financing. 14

15 » Average of quarterly vintage cumulative net losses as of June 30, 2018 » Recent pool performance in line with business model economics 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 2006 2007 2013 2014 2015 2016 2017

16 » Average of quarterly vintage cumulative net losses as of June 30, 2018 » Recent pool performance in line with business model economics 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 2006 2007 2013 2014 2015 2016 2017

- 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 Pre - tax Income $ in Millions - Left Axis Book Value per Share in $ - Right Axis 17

($ in millions) June 30, 2018 December 31, 2017 December 31, 2016 December 31, 2015 Assets Cash 17.4$ 12.7$ 13.9$ 19.3$ Restricted cash 119.9 112.0 112.8 106.1 Finance receivables, net of allowance 1,793.2 2,195.8 2,172.4 1,909.5 Finance receivables, measured at fair value 412.9 - - - Deferred tax assets, net 31.4 32.4 42.8 37.6 Other assets 65.8 71.9 68.5 56.4 2,440.6$ 2,424.8$ 2,410.4$ 2,128.9$ Liabilities Accounts payable and accrued expenses 27.3$ 28.7$ 25.0$ 29.5$ Warehouse lines of credit 137.9 112.4 103.4 194.1 Residual interest financing 39.3 - - 9.0 Securitization trust debt 2,030.7 2,083.2 2,080.9 1,720.0 Subordinated renewable notes 15.8 16.6 14.9 15.1 2,251.0 2,240.9 2,224.2 1,967.7 Shareholders' equity 189.6 183.9 186.2 161.2 2,440.6$ 2,424.8$ 2,410.4$ 2,128.9$ 18 (1) Numbers may not add due to rounding.

19 ($ in millions) June 30, 2018 June 30, 2017 December 31, 2017 December 31, 2016 December 31, 2015 Revenues Interest income 97.0$ 107.5$ 424.2$ 409.0$ 350.0$ Other income 2.4 2.6 10.2 13.3 13.7 99.4 110.1 434.4 422.3 363.7 Expenses Employee costs 19.8 17.6 73.0 65.5 59.6 General and administrative 14.2 12.7 50.3 48.7 42.4 Interest 25.2 23.2 92.3 79.9 57.7 Provision for credit losses 35.5 48.6 186.7 178.5 142.6 94.7 102.1 402.3 372.6 302.3 Pretax income 4.7 8.0 32.1 49.7 61.4 Income tax expense (2) 1.5 3.4 28.3 20.4 26.7 Net income 3.2$ 4.6$ 3.8$ 29.3$ 34.7$ EPS (fully diluted) 0.13$ 0.17$ 0.14$ 1.01$ 1.10$ Years EndedThree Months Ended (1) Numbers may not add due to rounding. (2) Includes $15.1 million non - cash charge in 2017 related to tax rate change

20 (1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) June 30, 2018 June 30, 2017 December 31, 2017 December 31, 2016 December 31, 2015 Auto contract purchases 214.7$ 233.9$ 859.1$ 1,088.8$ 1,060.5$ Total managed portfolio 2,329.2$ 2,343.3$ 2,333.5$ 2,308.1$ 2,031.1$ Risk-adjusted margin (1) 38.6$ 38.3$ 155.3$ 163.8$ 163.3$ Core operating expenses (2) $ amount 34.0$ 30.3$ 123.2$ 114.2$ 101.9$ % of avg. managed portfolio 5.8% 5.2% 5.3% 5.1% 5.5% Pretax return on managed assets (3) 0.8% 1.4% 1.4% 2.2% 3.3% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 10.1% 9.6% 11.2% 11.0% 9.5% Annualized net charge-offs As a % of total owned portfolio 7.6% 7.6% 7.7% 7.0% 6.4% Three Months Ended Years Ended

» CPS has weathered two industry cycles to remain one of the few independent public auto finance companies » Twenty - seven consecutive quarters of profitability (measured on a pre - tax basis) » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance 21 » Growing portfolio enhances operating leverage through economies of scale » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity » CPSS currently trading at a discount to book value

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 22

Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 23